UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2017

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

565 Fifth Avenue, New York, New York		10017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on May 18, 2017. At the meeting, the following proposals were acted upon:

(1) Two Class II nominees for the Board of Directors were elected to three-year terms, expiring in 2020. The votes were as follows:

Name	For	Withheld	Broker Non-Votes
John D. Harkey, Jr.	18,125,441	908,682	780,255
Michael B. Targoff	17,089,088	1,945,035	780,255

Directors whose terms of office continued after the 2017 Annual Meeting of Stockholders of Loral Space & Communications Inc. (the “Company”) and who were not subject to election at the 2017 Annual Meeting of Stockholders are Dr. Mark H. Rachesky and Janet T. Yeung whose terms expire in 2018 and Arthur L. Simon and John P. Stenbit whose terms expire in 2019.

(2) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The votes were as follows:

For	19,652,128
Against	160,874
Abstain	1,369

(3) Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement. The votes were as follows:

For	18,815,394
Against	218,183
Abstain	546
Broker Non-Votes	780,255

(4) Selection, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on compensation paid to the Company’s named executive officers. The votes were as follows:

One Year	18,412,952
Two Years	35,790
Three Years	584,135
Abstain	1,246
Broker Non-Votes	780,255

The Board of Directors of the Company has determined, taking into account, among other things, the above-referenced shareholder vote, to include, on a non-binding, advisory basis, a shareholder vote on the compensation paid to the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of its named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

May 19, 2017	By:	Avi Katz

Name: Avi Katz
Title: President, General Counsel and Secretary